UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2004

Applied Micro Circuits Corporation

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6290 SEQUENCE DRIVE

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 450-9333

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 9, 2004, David M. Rickey, Chairman of the Board, President and Chief Executive Officer of the registrant, provided to the registrant’s Board of Directors notice of his intention to resign all of his positions with the registrant effective August 25, 2005. On September 15, 2004, the registrant’s issued the press release attached hereto as Exhibit 99.1.

The information in this Current Report is being filed for the purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Current Report shall be incorporated by reference into registration statements and other documents filed with the Commission.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1  Press Release, dated September 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: September 15, 2004	By:	/s/ Stephen M. Smith
Stephen M. Smith
Senior Vice President, Finance and Administration, and Chief Financial Officer

INDEX TO EXHIBITS

99.1  Press Release, dated September 15, 2004.